                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported):   JUNE 2, 1997
                                                 -------------------------------

                        IDEC PHARMACEUTICALS CORPORATION
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


        DELAWARE                       0-19311                33-0112644
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(State or Other Jurisdiction          (Commission           (IRS Employer
   of Incorporation)                  File Number)          Identification No.)


 11011 TORREYANA ROAD, SAN DIEGO, CALIFORNIA                       92121
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code:   (619) 550-8500
                                                   -----------------------------


--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report.)





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ITEM 5.  OTHER EVENTS.

         IDEC Pharmaceuticals Corporation, a California corporation (the "Registrant" or "IDEC California"), was originally incorporated in the State of California. On June 2, 1997, IDEC California reincorporated into the State of Delaware by merging into IDEC Pharmaceuticals Corporation, a Delaware corporation and a wholly-owned subsidiary of IDEC California ("IDEC Delaware"), pursuant to the terms of an Agreement and Plan of Merger between IDEC California and IDEC Delaware. The merger was effected pursuant to a Certificate of Merger filed with the office of the Secretary of State of Delaware on June 2, 1997.

         As a result of the merger, IDEC Delaware has succeeded by operation of law to all of the assets, rights, powers and property and all of the debts, liabilities and obligations of IDEC California. There has been no change in the name, business, management, fiscal year, location of principal facilities, assets or liabilities of the Registrant as a result of the merger.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

         (c)   Exhibits.
               ---------

               2.1*   Agreement and Plan of Merger between IDEC California and IDEC
                      Delaware.



----------------------

* Incorporated by reference to the exhibit filed in response to Item 5, "Exhibits," of IDEC Delaware's Registration Statement on Form 8-B filed with the Securities and Exchange Commission on June 2, 1997.



                                       2.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  June 16, 1997        IDEC PHARMACEUTICALS CORPORATION



                            By:   /s/ WILLIAM H. RASTETTER
                                 -----------------------------------------------
                                 William H. Rastetter, Ph.D.
                                 Chairman, President and Chief Executive Officer




                                             3.

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                                  EXHIBIT INDEX

EXHIBIT
NUMBER                       DOCUMENT DESCRIPTION

2.1*           Agreement and Plan of Merger between IDEC California and IDEC
               Delaware.

--------------------

* Incorporated by reference to the exhibit filed in response to Item 5, "Exhibits," of IDEC Delaware's Registration Statement on Form 8-B filed with the Securities and Exchange Commission on June 2, 1997.